UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2008

MEDICAL SOLUTIONS MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13858	86-0214815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 Horseshoe Drive South, Suite 200

Naples, Florida 34104

(Address of principal executive offices) (Zip Code)

(508) 597-6300

(Registrant’s telephone number, including area code)

237 Cedar Hill Street

Marlborough, Massachusetts 01752

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On December 23, 2008, Medical Solutions Management Inc. (the “Registrant”) entered into the Fourth Amendment to Revolving Line of Credit Agreement (“Line of Credit Amendment”) with Sovereign Bank (“Sovereign”), which amended the Registrant’s existing line of credit with Sovereign to extend the maturity date from December 14, 2008 to February 14, 2009. As of December 23, 2008, the outstanding principal balance under the line of credit was $3,000,000.

A copy of the Line of Credit Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
10.1	Fourth Amendment to Revolving Line of Credit Agreement dated as of December 23, 2008 by and between Medical Solutions Management Inc. and Sovereign Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2008

MEDICAL SOLUTIONS MANAGEMENT INC.

By:	/s/ Lowell Fisher
Name:	Lowell Fisher
Title:	President and Interim Chief Executive Officer

EXHIBIT LIST

Exhibit	Description
10.1	Fourth Amendment to Revolving Line of Credit Agreement dated as of December 23, 2008 by and between Medical Solutions Management Inc. and Sovereign Bank